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                                                                   EXHIBIT 23.13



                              CONSENT OF OFFICER


        I hereby consent to being named an officer in the Goodrich Petroleum Corporation Joint Proxy/Prospectus constituting part of the Registration Statement on Form S-4 dated April 13, 1995.



                                        Very truly yours,


                                        /s/  ROBERT C. TURNHAM, JR.
                                        --------------------------------
                                             Robert C. Turnham, Jr.